Exhibit 10.1

                      FIRST MODIFICATION TO LOAN DOCUMENTS

     THIS FIRST MODIFICATION TO LOAN DOCUMENTS (this "Modification") is made and entered into effective as of January 18, 2008, by and among KABLE MEDIA SERVICES, INC., a Delaware corporation ("KMS"), KABLE NEWS COMPANY, INC., an Illinois corporation ("KNC"), KABLE DISTRIBUTION SERVICES, INC., a Delaware corporation ("KDS"), KABLE NEWS EXPORT, LTD., a Delaware corporation ("KEXP"), KABLE NEWS INTERNATIONAL, INC., a Delaware corporation ("KINT"), KABLE
FULFILLMENT SERVICES, INC., a Delaware corporation ("KFS"), KABLE FULFILLMENT SERVICES OF OHIO, INC., a Delaware corporation ("KFSO"), PALM COAST DATA HOLDCO, INC., a Delaware corporation ("PCD"), PALM COAST DATA LLC a Delaware limited liability company ("PCD LLC"), and KABLE PRODUCTS SERVICES, INC., a Delaware corporation ("KPS")(collectively, the "Borrowers"), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, whose address is 135 South La Salle Street, Chicago, Illinois 60603 (the "Lender").


                              W I T N E S S E T H:

     A. Lender and KMS, KNC, KDS, KEXP, KINT, KFS, KFSO, PCD and PCD LLC (collectively, the "Initial Borrowers") heretofore have been parties to the following agreements, documents and instruments: (a) Second Amended and Restated Loan and Security Agreement dated as of January 16, 2007 (the "Loan Agreement");
(b) Facility A Revolving Note dated as of January 16, 2007 in the principal amount of up to Thirty Five Million and 00/100 Dollars ($35,000,000) made by Initial Borrowers in favor of Lender ("Facility A Revolving Note"); (c) Facility B Term Note dated as of January 16, 2007 in the principal amount of Three Million Thirty Six Thousand and 00/100 Dollars ($3,036,000) made by Initial Borrowers in favor of Lender ("Facility B Term Note"); (d) Facility C CapEx Note dated as of January 16, 2007 in the principal amount of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000) made by Initial Borrowers in favor of Lender ("Facility C CapEx Note"); (e) Facility D Revolving Note dated as of January 16, 2007 in the principal amount of up to Ten Million and 00/100 Dollars ($10,000,000) made by Initial Borrowers in favor of Lender ("Facility D Revolving Note", together with the Facility A Revolving Note, Facility B Term Note, Facility C CapEx Note and with all modifications, supplements, amendments, restatements or extensions thereto or thereof, being referred to, collectively, as the "Notes"); and (f) the balance of the other Loan Documents (as defined in the Loan Agreement), documents and instruments delivered in connection therewith.

     B. Borrowers and Lender are agreeable to modify the Loan Agreement, Notes and other Loan Documents to, among other things, (i) increase the Facility C CapEx Loan Commitment to $4,500,000, (ii) add KPS as an additional Borrower,
(iii) modify the structure of the Facility C Loan to permit Borrowers to reborrow amounts repaid under the Facility C Loans, (iv) modify the Facility C
Interest Rate options, and (v) to modify the Loan Documents to reflect all amendments, modifications, extensions, renewals, restatements, substitutions or replacements thereof through the date hereof pursuant to the terms and conditions hereinafter set forth.

     C. On October 31, 2007, Lender made a Facility C Loan to Borrowers in the principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) ("Initial Facility C Draw"). The Facility C Interest Rate applicable to this Initial Facility C Draw shall be the Facility C Fixed Rate effective as of February 1, 2008.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrowers and Lender hereby agree as follows:

     1.  DEFINITIONS.   Capitalized  words  and  phrases  used  herein  without
         -----------
definition shall have the respective meanings ascribed to such words and phrases in the Loan Agreement.

     2.  AMENDMENTS TO THE LOAN AGREEMENT
         --------------------------------

     2.1 Definitions.
         ------------

     (a) Substituted Definitions. The following definitions contained in Section
         -----------------------                                         -------
1.1 of the Loan Agreement are hereby amended and restated as follows:
---

          "Cost of Funds Rate"  shall mean a fixed rate of  interest  based upon
           ------------------
     the then-current cost of funds index published by Lender for the period most nearly equaling the period of time between the selection of the Cost of Funds Rate and the applicable Maturity Date for such Loan.

          "Eligible  Costs"  shall mean with  respect to a Facility C Loan,  one
           ---------------
     hundred percent (100%) of the Lender-approved invoices (which shall not include transportation or installation costs) for Collateral up to an amount not to exceed the balance of the Facility C Loan Commitment.

          "Facility C CapEx  Note"  shall mean a  revolving  note in the form of
           ----------------------
     Exhibit  D hereto in the  amount  of the  Facility  C Loan  Commitment  and
     ----------
     maturing on the Facility C Maturity Date, duly executed by the Borrowers and payable to the order of the Lender, together with any and all renewal, extension, modification or replacement notes executed by the Borrowers and delivered to the Lender and given in substitution therefor.

          "Facility C Loan  Commitment"  shall mean Four  Million  Five  Hundred
           ---------------------------
     Thousand and 00/100 Dollars ($4,500,000.00), as such amount may be reduced pursuant to Section 2.3 hereof.
                 -----------

          "Facility C Interest Rate" shall mean the  Borrowers'  option of (i) a
           ------------------------
     floating rate equal to the Prime Rate plus the  Applicable  Margin,  (ii) a
                                           ----
     floating rate equal to the LIBOR Rate plus the Applicable Margin, (iii) the
                                           ----
     Locked LIBOR Rate or (iv) the Facility C Fixed Rate.

     (b)  New  Definitions.   The  following   definitions   shall  be  inserted
          ----------------
alphabetically in Section 1.1 of the Loan Agreement:
                  -----------

          "Facility  C Fixed  Loan"  shall mean a  Facility  C Loan which  bears
           -----------------------
     interest at the Facility C Fixed Rate.

          "Facility C Fixed Rate" shall mean,  for each Facility C Fixed Loan, a
           ---------------------
     rate of interest equal to the Cost of Funds Rate plus the Applicable Margin
                                                      ----
     for a LIBOR Loan in each case determined as of the date of funding of the applicable Facility C Loan.

          "Locked  LIBOR Loan" shall mean a Loan bearing  interest at the Locked
           ------------------
     LIBOR Rate made pursuant to Section 2.1(b) in the case of a Facility A Loan, Section 2.3(b) in the case of a Facility C Loan and Section 2.4(b) in the case of a Facility D Loan.

          "Locked LIBOR Rate" shall mean,  for each Locked LIBOR Loan, a rate of
           -----------------
     interest equal to 30 day LIBOR as in effect on the first Business Day of the then current month plus the Applicable Margin for a LIBOR Loan, such
                            ----
     rate shall apply to all Locked LIBOR Loans outstanding at any time during such calendar month. The Locked LIBOR Rate shall be reset on the first Business Day of each succeeding month while any Locked LIBOR Loan remains outstanding.

     (c) All references in the Loan Agreement and other Loan Documents to "Fixed LIBOR Loan" are hereby replaced with "Locked LIBOR Loan" and all references to "Fixed LIBOR Rate" are hereby replaced with "Locked LIBOR Rate".

     (d) Deleted  Definitions.  The following  definitions in Section 1.1 of the
         --------------------                                 -----------
Loan Agreement are hereby deleted in their entirety: Fixed LIBOR Loan and Fixed LIBOR Rate.

     2.2  Amended  and  Restated  Facility  C  Loans.  Section  2.3 of the  Loan
          ------------------------------------------   ------------
Agreement, captioned "Facility C Loans," is hereby amended and restated to read in its entirety as follows:

          (a) Facility C Loan  Commitment.  Provided that an Event of Default or
              ---------------------------
     any event which with notice, lapse of time or both would constitute an Event of Default does not then exist, the Lender shall extend to the Borrowers the Facility C Loan Commitment. Subject to the terms and conditions of this Agreement, from the date hereof through but not including May 1, 2010, the Lender shall from time to time make advances to the Borrowers hereunder in an aggregate amount not to exceed the lesser of
     (i) the Facility C Loan Commitment and (ii) the Eligible Costs. The aggregate amount available under Facility C hereunder shall not exceed the Facility C Loan Commitment. Each advance under Facility C hereunder shall be called a "Facility C Loan." The Facility C Loans shall be evidenced by the Facility C CapEx Note in the amount of the Facility C Loan Commitment. No advance under Facility C may have a maturity date later than the Facility C Maturity Date. Facility C Loans may be repaid and, subject to the terms and conditions hereof borrowed again up to, but not including, the Facility C Maturity Date unless the Facility C Loans are otherwise accelerated, terminated or extended as provided in this Agreement.

          (b)    Facility   C   Loan    Interest   and    Principal    Payments.
                 -----------------------------------------------

               (i) The Borrowers shall pay interest on the unpaid principal balance of Facility C Loans at the applicable Facility C Interest Rate selected pursuant to Section 2.3(e) as follows: (A) for Facility C Loans that bear interest at either the Prime Rate or the Facility C Fixed Rate, monthly in arrears beginning on the last Business Day of the first full calendar month after such Facility C Loan was made and continuing on the last Business Day of each calendar month thereafter until all amounts due thereunder have been paid in full and (B) for Facility C Loans that bear interest at the LIBOR Rate, on the last Business Day of each LIBOR Interest Period (provided, however, that for LIBOR Interest Periods of six months, accrued interest shall also be paid on the date which is three months from the first day of such LIBOR Interest Period), commencing on the first such date to occur after such Facility C Loan was made and continuing on each such date to occur thereafter, on the date of any principal repayment of a LIBOR Loan and on the Facility C Maturity Date.

               (ii) The Borrowers shall have the option for each Facility C Loan to designate the timing for the principal repayments for each such advance. The Borrowers may designate principal payments as either (A) commencing on the last Business Day of the first full calendar month after each Facility C Loan was initially funded (the "Facility C Funding Date") and continuing on the last Business Day of each calendar month thereafter or (B) commencing on the last Business Day of the calendar quarter of the Facility C Funding Date and continuing on the last Business Day of each calendar quarter thereafter, in each case, such payments to continue through and including the Facility C Maturity Date and in an equal amount necessary to amortize fully such Facility C Loan over a period of not more than forty-eight (48) months. The Borrowers shall pay the outstanding principal of and interest on each Facility C CapEx Note not later than on the Facility C Maturity Date. Borrowers shall notify Lender whether option (A) or
          (B) applies on the Facility C Funding Date of each Facility C Loan.

               (iii) The Borrowers may from time to time prepay the Facility C Loans, in whole or in part, without any prepayment penalty whatsoever, provided that any prepayment of the entire principal balance shall include accrued interest on such Facility C Loans to the date of such prepayment.

          (c) Timing of Loans and Advances.  Requests by the Borrowers for loans
              ----------------------------
     or advances under the Facility C Loan Commitment shall be made in writing at least two (2) Business Days prior to each proposed advance on forms reasonably acceptable to the Lender, but, at the Lender's sole discretion, the Lender may make an advance to the Borrowers upon the oral request of the Borrowers, subject to confirmation by the Borrowers in writing. Each such request shall be in the minimum amount of $100,000 and $50,000 increments in excess thereof and shall be accompanied or preceded by invoices and certificates setting forth, in form and substance reasonably satisfactory to the Lender, the amount of Eligible Costs upon which the requested loan or advance is to be based. Not more than two (2) Business Days after the Lender's receipt of such request for advance, the Lender shall provide the Borrowers with notice of the amount of Eligible Costs approved by the Lender for such advance. As a condition to the Lender making an advance with respect to a Facility C Loan, the Borrowers shall deliver to the Lender the applicable invoices and certificates described above relating thereto. The Borrowers consent to the Lender filing further Uniform Commercial Code financing statements attaching such invoices and certificates.

          (d) One Loan or Advance.  All  Facility C Loans shall  constitute  one
              -------------------
     obligation secured by the Lender's Lien in the Borrowers' Collateral and by all other Liens now or hereafter granted by the Borrowers to the Lender.

          (e) Applicable  Rate. The Borrowers agree to pay interest on the daily
              ----------------
     balance of each Facility C Loan. The Borrowers shall make an interest rate election at the time of its request for an advance of a Facility C Loan selecting one of the following four interest rate modes to apply to the Facility C Loan for the period commencing on the date of the funding of the Facility C Loan through the Facility C Maturity Date or such earlier date on which the Facility C Loan is prepaid in full in accordance with this
     Agreement:

               (i)  a variable interest rate equal to the Prime Rate;
               (ii) the LIBOR Rate;
               (iii) the Locked LIBOR Rate; or
               (iv) the Facility C Fixed Rate

     The  foregoing  notwithstanding,   after  the  occurrence  and  during  the
     continuance of an Event of Default under this Agreement, the rate per annum on such Facility C Loan shall be equal to the Default Rate.

          (f)  Computation  of Interest.  In computing  interest on a Facility C
               ------------------------
     Loan, (i) the date of funding of such Facility C Loan shall be included and
     (ii)  the date of  payment  of such  Facility  C Loan  shall  be  excluded;

     provided that if a Facility C Loan is repaid on the same day on which it is made, one day's interest shall be paid on such Facility C Loan.

     2.3 Amendment to the First  Sentence of Section 5.1. The first  sentence of
         -----------------------------------------------
Section 5.1 of the Loan Agreement,  captioned "Borrowing  Procedures," is hereby
-----------
amended and restated to read in its entirety as follows:

          Each Facility A Loan or Facility D Loan may be advanced as a Prime Loan, a Locked LIBOR Loan or a LIBOR Loan and each Facility C Loan may be advanced as a Prime Loan, a Locked LIBOR Loan, a LIBOR Loan or a Facility C Fixed Loan, provided, however, that at any time, the Borrowers may identify
                 --------  -------
     no more than five (5) Facility A Loans,  five (5) Facility C Loans and five
     (5) Facility D Loans which may be LIBOR Loans and Borrowers may have only one (1) Locked LIBOR Loan Facility A Loan and one (1) Locked LIBOR Loan Facility D Loan at any one time


     3. ADDITION OF A NEW BORROWER TO THE LOAN DOCUMENTS.
        ------------------------------------------------

     3.1 Addition of KPS as a Party.  From and after the date of this Amendment,
         --------------------------
the Borrowers, including KPS, hereby agree that from and after the date hereof KPS is a party to, and bound by, the Loan Agreement and the balance of the Loan Documents, as amended hereby. All references in the Loan Documents to Borrowers shall hereafter mean and include KPS. KPS as a "Borrower", agrees and confirms that as a result of becoming a party to, and bound by, the Loan Agreement that KPS has granted to Lender a security interest in and lien on all the Collateral (as defined in Section 1.1 of the Loan Agreement) of KPS.
               -----------


     4. REPRESENTATIONS AND WARRANTIES.
        ------------------------------

     4.1  Organization.  Each  Borrower is a  corporation  or limited  liability
          ------------
company duly organized, existing and in good standing under the laws of the jurisdiction of its organization with full and adequate power to carry on and conduct its business as presently conducted. Each Borrower is duly licensed or qualified in all foreign jurisdictions wherein the nature of its activities require such qualification or licensing, except for such jurisdictions where the failure to so qualify would not have a Material Adverse Effect. The organizational documents, resolutions and incumbency certificates of the Initial Borrowers delivered in connection with the closing of the Loan Agreement have not been changed or amended since the date of such closing. The exact legal name of each Borrower is as set forth in the preamble of this Modification, and except as set forth on Schedule 7.1 to the Loan Agreement, as of the date hereof the Borrowers do not conduct, nor have they during the last five (5) years conducted, business under any other name or trade name. Each Borrower will not change its name, its organizational identification number, if it has one, its type of organization, its jurisdiction of organization or other legal structure, except as amended by the revised Exhibit A, copies of which are attached hereto
                                  ---------
and made a part hereof.

     4.2 Authorization.  The Borrowers have  full right,  power and authority to
         -------------
enter into this Modification, to borrow monies under the Loan Agreement, as amended hereby, and to perform their obligations under the Loan Agreement as amended hereby.

     4.3 No Conflicts.  The execution and delivery of this  Modification and the
         ------------
performance by each Borrower of its obligations under the Loan Agreement, as amended hereby, do not and will not violate or contravene any provision of law in any material respect or of any of the organizational documents of the Borrowers.

     4.4 Validity and Binding Effect. The Loan Agreement,  as amended hereby, is
         ---------------------------
a legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

     4.5 Compliance with Loan Agreement.  The  representation and warranties set
         ------------------------------
forth in Section 7 of the Loan Agreement, as amended hereby, including as amended by the revised Schedules 7.1, 7.19 and 7.23, copies of which are attached hereto and made a part hereof, are true and correct with the same effect as if such representations and warranties had been made on the date hereof, with the exception that all references to the financial statements shall mean the financial statements most recently delivered to Lender and except for such changes as are specifically permitted under the Loan Agreement. In addition, as of the date hereof, each Initial Borrower has complied with and each Borrower is in compliance with all of the covenants set forth in the Loan Agreement, as amended hereby, including, but not limited to, those set forth in
Section 8,  Section 9  (including  as amended by the revised  Schedule  9.3) and
Section 10 thereof.

     4.6 No Event of  Default.  As of the date  hereof,  no Event of  Default or
         --------------------
Unmatured Event of Default exists under Section 11 of the Loan Agreement, as amended hereby.

     4.7 Release and Waiver.  As of the date hereof,  no Borrower  possesses (or
         ------------------
has knowledge of) any claims, defenses, offsets or counterclaims against Lender (or its officers, directors, members, shareholders, employees or agents) relating to this Modification or the Loan Documents. In the event there exists on the date of this Agreement, any facts that would give rise to any claim, defense, offset or counterclaim against or with respect to the enforcement of this Modification or the Loan Documents, each Borrower hereby unconditionally, irrevocably, and unequivocally waives and fully releases Lender (and its officers, directors, shareholders, employees or agents) of any such claim, defense, offset or counterclaim to the same extent as if such claims were the subject of a lawsuit adjudicated to conclusion and dismissed therein with prejudice.

     4.8 Omnibus  Amendment.  Each of the Loan Documents shall be deemed amended
         ------------------
to give effect to the provisions of this Modification without need for referencing each of the Loan Documents by name. Without limiting the generality of the foregoing, Borrowers and Lender acknowledge that the term "Loan Documents" shall mean all of the Loan Documents as modified by this Modification

(and any notes, amendments and agreements delivered in connection herewith). Additionally, as used in the other Loan Documents, the term "Documents" and/or "Loan Documents" shall now be deemed to include this Modification and any other documents, instruments or agreements executed in connection herewith.

     5. CONDITIONS PRECEDENT. This Modification shall become effective as of the
        --------------------
date above first written after receipt by Lender of the following:

     5.1 Modification. This Modification executed by each Borrower and Lender.
         ------------

     5.2 Resolutions.  A certified copy of resolutions of the Board of Directors
         -----------
and/or shareholders, or members and/or mangers of, as applicable, of each Borrower authorizing the execution, delivery and performance of this Modification and the Loan Documents.

     5.3 Other Documents. Such other documents, certificates, resolutions and/or
         ---------------
opinions of counsel as Lender may request.

     6. GENERAL.
        -------
     6.1 Governing Law;  Severability.  This Modification  shall be construed in
         ----------------------------
accordance with and governed by the laws of Illinois. Wherever possible each provision of the Loan Agreement and this Modification shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Loan Agreement and this Modification shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Loan Agreement and this Modification.

     6.2 Successors and Assigns.  This  Modification  shall be binding upon each
         ----------------------
Borrower and Lender and their respective successors and assigns, and shall inure to the benefit of such Borrower and Lender and the successors and assigns of Lender.

     6.3 References  to Loan  Agreement.  This  Modification   amends  the  Loan
         ------------------------------
Agreement, as in effect on the date hereof. Each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", or words of like import, and each reference to the Loan Agreement in any and all instruments or documents delivered in connection therewith, shall be deemed to refer to the Loan Agreement, as amended hereby.

     6.4 Expenses. Borrowers shall pay all costs and expenses in connection with
         --------
the preparation of this Modification and other related loan documents, including, without limitation, reasonable attorneys' fees and time charges of attorneys who may be employees of Lender. Borrowers shall pay any and all stamp and other taxes, UCC search fees, filing fees and other costs and expenses in connection with the execution and delivery of this Modification and the other instruments and documents to be delivered hereunder, and agrees to save Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such costs and expenses.

     6.5 Counterparts.  This  Modification  may  be  executed  in any  number of
         ------------
counterparts, all of which shall constitute one and the same agreement.

     6.6 Jury Waiver.  BORROWERS AND LENDER IRREVOCABLY WAIVE ANY RIGHT TO TRIAL
         -----------
BY JURY IN ANY ACTION OR PROCEEDING: (a) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS MODIFICATION OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH; OR (b) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS MODIFICATION OR ANY SUCH AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have executed this Modification as of the date first above written.

BORRROWERS:

KABLE MEDIA SERVICES, INC.,                                  KABLE NEWS COMPANY, INC.,
a Delaware corporation                                       an Illinois corporation

By:         /s/ Bruce Obendorf                               By:         /s/ Bruce Obendorf
         ---------------------------------                            ------------------------------
         Bruce Obendorf,                                              Bruce Obendorf,
         Vice President and Treasurer                                 Senior Vice President
                                                                      and Director of Finance

KABLE NEWS EXPORT, LTD.,                                     KABLE NEWS INTERNATIONAL, INC.,
a Delaware corporation                                       a Delaware corporation

By:         /s/ Bruce Obendorf                               By:         /s/ Bruce Obendorf
         ---------------------------------                            ------------------------------
         Bruce Obendorf,                                              Bruce Obendorf,
         Vice President and Secretary                                 Treasurer

KABLE FULFILLMENT SERVICES, INC., a Delaware corporation     KABLE FULFILLMENT SERVICES OF OHIO, INC., a Delaware
                                                             corporation

By:         /s/ Bruce Obendorf                               By:         /s/ Bruce Obendorf
         ---------------------------------                            ------------------------------
         Bruce Obendorf,                                              Bruce Obendorf,
         Vice President and Treasurer                                 Vice President and Treasurer

KABLE DISTRIBUTION SERVICES, INC., a Delaware corporation    PALM COAST DATA LLC, a Delaware limited liability
                                                             company

By:         /s/ Bruce Obendorf                               By:         /s/ John Meneough
         ---------------------------------                            ------------------------------
         Bruce Obendorf,                                              John Meneough, President,
         Senior Vice President                                        Chief Operating Officer and Secretary

PALM COAST DATA HOLDCO, INC.,                                KABLE PRODUCTS SERVICES, INC.,
a Delaware corporation                                       a Delaware corporation

By:         /s/ John Meneough                                By:         /s/ Bruce Obendorf
         ---------------------------------                            ------------------------------
         John Meneough,                                               Bruce Obendorf,
         President, Chief Operating Officer and Secretary             Executive Vice President of Finance and Treasurer


LENDER:

LASALLE BANK NATIONAL ASSOCIATION,
a national banking association


By:         /s/ Kent N. Kohlbacher
         ---------------------------------
         Kent N. Kohlbacher, First Vice President





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